SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

DrugMax, Inc.

Formerly known as DrugMax.com, Inc.

(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24500 US Hwy 19 North, Suite 137

Clearwater, Florida 33763

(Address of principal executive offices)

Registrant’s telephone number, including area code: (727) 533-0431

Item 4. Changes in Registrant’s Certifying Accountant.

DrugMax, Inc. (the “Company”) is filing this Form 8-K/A to identify a reportable event and to disclose that the Company has authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of the event.

On February 5, 2003, the Company dismissed Deloitte & Touche LLP (“Deloitte”) as its independent accountants. The decision to change accountants was approved by the Company’s Board of Directors and Audit Committee.

The reports of Deloitte on the Company’s financial statements for the past two fiscal years did not contain a disclaimer of opinion or an opinion that was adverse or was qualified or modified for uncertainty, audit scope, or accounting principle. Furthermore, during the two most recent fiscal years and through the subsequent period ending on February 5, 2003, there were no disagreements with Deloitte on matters of accounting principle or practice, financial statement disclosure, or audit scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to refer to the subject matter of the disagreements in their report. In addition, during the two most recent fiscal years and through February 5, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as follows:

As previously reported, the Company’s Board of Directors, in consultation with Deloitte, has determined that a restatement of the Company’s consolidated financial statements for the years ended March 31, 2002 and 2001 and the quarter ended June 30, 2002 is required to appropriately account for a warrant issued to a director and non-employee on January 23, 2000. The Company has provided the Staff of the Securities and Exchange Commission with its proposed amended Form 10-KSB for the year ended March 31, 2002 and anticipates filing this amended Form 10-KSB as soon as practicable upon completion of the Staff’s review. Subsequent to the filing of the amended Form 10-KSB, the Company will restate its condensed consolidated financial statements included in its Form 10-Q filing for the quarterly period ended June 30, 2002.

As of February 27, 2003, the Company has authorized Deloitte to respond fully to the inquiries of BDO Seidman, LLP (“BDO”) (the successor accountant) concerning this matter.

Deloitte furnished the Company with a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

On February 5, 2003, the Company engaged BDO as its new independent accountants. During the two most recent fiscal years and any subsequent interim period prior to engaging BDO, the Company did not consult with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). The engagement of BDO was approved by the Audit Committee and the Company’s Board of Directors.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business

 None.

(b) Pro Forma Financial Information.

 None.

(c) Exhibits.

16.1	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the United States Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ William L. LaGamba
William L. LaGamba, President and Chief Operations Officer

Dated:	February 27, 2003